Dividend Reinvestment Plan	12 Months Ended
Dec. 31, 2012
Restricted Equity Securities/Dividend Reinvestment Plan/Regulatory Matters and Restrictions on Dividends [Abstract]
Dividend Reinvestment Plan
(16)	Dividend Reinvestment Plan

Under the terms of the Company’s dividend reinvestment plan (the “DRIP”) holders of common stock may elect to automatically reinvest cash dividends in additional shares of common stock. The Company may elect to sell original issue shares or to purchase shares in the open market for the account of participants. Original issue shares of 106,230 in 2012, 79,962 in 2011 and 79,816 in 2010 were sold to participants under the terms of the DRIP.